SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

January 9, 2007

(Date of earliest event reported)

HARRINGTON WEST FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50066	48-1175170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

610 Alamo Pintado Road, Solvang, California	93463
(Address of principal executive offices)	(Zip Code)

(805) 688-6644

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Table of Contents

Item 5.02(c).	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Item 9.01.	Financial Statements and Exhibits.

Signature

EXHIBIT 99.1

Section 5 - Corporate Governance and Management

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(c)
Effective January 9, 2007, Kerril K. Steele, age 51, was appointed Chief Financial Officer of Harrington West Financial Group, Inc., and its subsidiary, Los Padres Bank. Ms. Steele’s term of office will continue until her successor is duly appointed. Ms. Steele has served since February 2004 in a variety of capacities including Controller and Principal Accounting Officer. Prior to joining Los Padres Bank, Ms. Steele was the Director of Corporate Accounting for World Minerals, Inc., from February 1999 to February 2004. A copy of the press release announcing her appointment is attached as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits:

99.1 Press Release Dated January 16, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARRINGTON WEST FINANCIAL GROUP, INC.

By:	/s/ Craig J. Cerny
Craig J. Cerny
Chairman of the Board and Chief Financial Executive Officer

Date: January 16, 2007

Exhibit Index:

    99.1    Press Release Dated January 16, 2007